Securities Act Registration No. 333-173080

Investment Company Act Registration No. 811-22538

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 59	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 61	☒

(Check appropriate box or boxes.)

ADVISERS INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

690 Taylor Road

Suite 210

Gahanna, Ohio 43230

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (614) 416-9045

Barbara J. Nelligan

50 South La Salle Street, B-9

Chicago, Illinois 60603

With copy to:

Michael V. Wible

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215-6101

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On October 23, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JOHCM GLOBAL INCOME BUILDER FUND

Institutional Shares	(TICKER: JOBIX)
Class I Shares	(TICKER: JOFIX)
Class II Shares	(not currently offered)

PROSPECTUS DATED November 30, 2017

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY

JOHCM GLOBAL INCOME BUILDER FUND

Investment Objective

The JOHCM GLOBAL INCOME BUILDER FUND (the “Fund”) seeks a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Shares	Class I Shares	Class II Shares
Shareholder Fees (Fees paid directly from your investment)	None	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses[1]
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.67%	0.67%	0.67%
Distribution (Rule 12b-1) fees	None	0.10%	0.25%
Other Expenses	0.73%	0.73%	0.73%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.41%	1.51%	1.66%
Fee Waivers and Reimbursements[2]	(0.51%)	(0.51%)	(0.51%)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.90%	1.00%	1.15%

[1]	Fees and expenses are based on estimated amounts for the current fiscal year.
[2]	J O Hambro Capital Management Limited (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.89%, 0.99% and 1.14% for Institutional Shares, Class I Shares and Class II Shares, respectively, until January 28, 2019. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 Year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
Institutional Shares	$92	$396
Class I Shares	$102	$427
Class II Shares	$117	$474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by applying a bottom-up, long-term global value investing philosophy across a broad range of asset classes. In a bottom-up approach, companies and securities are researched and chosen individually.

The Fund normally will invest in a wide range of income-producing equity securities, including common stocks of U.S. and foreign companies that offer attractive dividend yields. The Fund also normally will invest in a wide range of fixed income instruments from markets in the United States and multiple countries around the world such as high-yield instruments (commonly referred to as ‘‘junk bonds’’), investment grade instruments and sovereign debt. Additionally, the Fund normally will invest in hybrid securities that embody elements of both equity and fixed income securities such as preferred shares and convertible bonds. The Fund may invest in securities of any maturity or investment rating, as well as unrated securities. While the Fund may hold investments in non-income producing securities, under normal market conditions at least 80% of the Fund’s assets will be comprised of income producing securities.

As a multi-asset portfolio, the Fund invests in the various asset classes described above and may shift its investments from one asset class to another. The Adviser believes that maintaining this flexible approach is critical to avoiding pockets of overvalued securities. The Adviser also seeks to preserve flexibility across geographic areas and company size. As a result, the Fund may invest in securities of companies of any market capitalization or domicile. The Adviser anticipates that - under normal circumstances - the Fund will invest in a portfolio of between 30% and 70% equity securities, with the balance of its assets invested in fixed income securities, hedging assets (as defined below) and cash or cash equivalents. However, the Adviser maintains the ability to adjust the Fund’s allocations as needed to adapt the portfolio to various income, market, and valuation environments. In pursuing the Fund’s investment objective, under normal circumstances, at least 40% of the Fund’s investments will be in issuers domiciled outside of the United States or in issuers that derive a significant proportion of their revenues or profits from goods produced or sold, investments made, or services performed outside the United States or have at least 50% of its assets situated outside the United States (“foreign issuers”). If market conditions are deemed unfavorable the Adviser expects at least 30% of the Fund’s investments to be in foreign issuers.

The Fund may invest in various hedging assets that the Adviser believes will reduce the overall volatility of the Fund, protecting capital, in certain market environments. Such hedging assets may include, but are not limited to: exchange-traded funds and commodity-linked investment vehicles that primarily invest in gold and precious metals;

inflation-linked investments; and currency hedging instruments such as currency forward contracts and currency futures. The Fund may also use hedging and derivative instruments to reduce certain risk exposures present in the Fund’s holdings.

Pursuant to a value investing philosophy, the Fund seeks to invest in securities the Adviser believes provide a discount (or “margin of safety”) between a security’s price and what the Adviser believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). The Adviser examines economic, financial, and other qualitative and quantitative factors to evaluate a security’s value. The outcome of this analysis is then compared to the security’s current value to determine if it is over or underpriced. To this end the Fund’s investments and strategy may at times be viewed as contrarian. The Adviser believes that investing when such a margin of safety is present can help reduce the likelihood of permanent loss of capital, as opposed to temporary losses due to shifting investor sentiment or other normal asset price volatility. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value; if the Adviser believes that the company’s underlying business is deteriorating; or if the Adviser identifies a security that it believes offers a better investment opportunity.

The Fund will seek to invest in companies that the Adviser believes have high quality management teams, strong balance sheets, and defensible businesses models, however the valuation of the specific investment under consideration is the most important criteria. As a result, the Fund may invest in securities of issuers which do not encompass all or, in some cases, any of the above qualities, if the Adviser believes the security is significantly undervalued and an exceptional margin of safety exists. In general, the lower the quality of the issuer’s business, the higher the margin of safety that is required.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund.

Asset Allocation Risk. The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. Price volatility is the principal risk of investing in the Fund. Investments in small capitalization or in mid-capitalization companies may be more volatile than investments in larger companies.

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.

Fixed Income Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Credit Risk. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

High Yield (“Junk Bond”) Investments Risk. These securities, also known as “junk bonds”, are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt

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securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

Foreign & Emerging Markets Risk. Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Investing in emerging market securities magnifies the risks inherent in foreign investments.

Currency Risk. Investments in foreign countries are also subject to currency risk. As the Fund’s investments in foreign securities are generally denominated in foreign currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Derivatives Risk. The Fund may use derivatives (including futures and forward contracts) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, the value of commodity-linked ETFs may be affected by changes in overall market movements, commodity index volatility, change in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The prices of commodity-related ETFs may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.

Commodities Related Investment Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated.

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Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

No Operating History. Although the Adviser manages other international and global investment portfolios, the Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

The Fund should only be purchased by investors seeking current income and long-term growth of capital who can withstand the share price volatility of equity and fixed income investing with a focus on securities of any market capitalization.

Performance Information

Because the Fund has not yet commenced operations, no performance history is available.

Portfolio Management

Investment Adviser

The Fund’s adviser is J O Hambro Capital Management Limited.

JOHCM (USA) Inc. is the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers

Giorgio Caputo	Lale Topcuoglu
Senior Fund Manager	Senior Fund Manager
Length of Service: Since Inception	Length of Service: Since Inception

Buying and Selling Fund Shares

Minimum Initial Investment

Institutional	Class I	Class II
$1,000,000	No minimum	No minimum

There is no minimum for additional investments

To Buy or Sell Shares:

JOHCM Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 866-260-9549 (toll free) or 312-557-5913

You can buy or sell shares of the Fund on any business day that the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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FUND DETAILS

Principal Investment Objectives and Strategies

Investment Objective

The Fund seeks a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms.

Policies and Strategies

The Fund’s investment policy and investment objective are non-fundamental and can be changed by the Fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

The Fund seeks to achieve its investment objective by applying a bottom-up, long-term global value investing philosophy across a broad range of asset classes. In a bottom-up approach, companies and securities are researched and chosen individually.

The Fund normally will invest in a wide range of income-producing equity securities, including common stocks of U.S. and foreign companies that offer attractive dividend yields. The Fund also normally will invest in a wide range of fixed income instruments from markets in the United States and multiple countries around the world such as high-yield instruments (commonly referred to as ‘‘junk bonds’’), investment grade instruments and sovereign debt. Additionally, the Fund normally will invest in hybrid securities that embody elements of both equity and fixed income securities such as preferred shares and convertible bonds. The Fund may invest in securities of any maturity or investment rating, as well as unrated securities. While the Fund may hold investments in non-income producing securities, under normal market conditions at least 80% of the Fund’s assets will be comprised of income producing securities.

As a multi-asset portfolio, the Fund invests in the various asset classes described above and may shift its investments from one asset class to another. The Adviser believes that maintaining this flexible approach is critical to avoiding pockets of overvalued securities. The Adviser also seeks to preserve flexibility across geographic areas and company size. As a result, the Fund may invest in securities of companies of any market capitalization or domicile. The Adviser anticipates that - under normal circumstances - the Fund will invest in a portfolio of between 30% and 70% equity securities, with the balance of its assets invested in fixed income securities, hedging assets (as defined below) and cash or cash equivalents. However, the Adviser maintains the ability to adjust the Fund’s allocations as needed to adapt the portfolio to various income, market, and valuation environments. In pursuing the Fund’s investment objective, under normal circumstances, at least 40% of the Fund’s investments will be in issuers domiciled outside of the United States or in issuers that derive a significant proportion of its revenues or profits from goods produced or sold, investments made, or services performed outside the United States or has at least 50% of its assets situated outside the United States (“foreign issuers”). If market conditions are deemed unfavorable the Adviser expects at least 30% of the Fund’s investments to be in foreign issuers.

The Fund may invest in various hedging assets that the Adviser believes will reduce the overall volatility of the Fund, protecting capital, in certain market environments. Such hedging assets may include, but are not limited to: exchange-traded funds and commodity-linked investment vehicles that primarily invest in gold and precious metals; inflation-linked investments; and currency hedging instruments such as currency forward contracts and currency futures. As part of its secondary investment strategy, the Fund may invest in exchange-traded and over-the-counter derivative instruments, including interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; options, including buying and selling puts and calls; and equity-linked notes. The Fund may also use hedging and derivative instruments to reduce certain risk exposures present in the Fund’s holdings. The Fund may also use such hedging and derivative instruments for non-hedging purposes in pursuit of the Fund’s investment objective.

Pursuant to a value investing philosophy, the Fund seeks to invest in securities the Adviser believes provide a discount (or “margin of safety”) between a security’s price and what the Adviser believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). The Adviser examines economic,

6

financial, and other qualitative and quantitative factors to evaluate a security’s value. The outcome of this analysis is then compared to the security’s current value to determine if it is over or underpriced. To this end the Fund’s investments and strategy may at times be viewed as contrarian. The Adviser believes that investing when such a margin of safety is present can help reduce the likelihood of permanent loss of capital, as opposed to temporary losses due to shifting investor sentiment or other normal asset price volatility. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value; if the Adviser believes that the company’s underlying business is deteriorating; or if the Adviser identifies a security that it believes offers a better investment opportunity.

In order to estimate the intrinsic value of a business, the Adviser will assess the overall quality of the business, including the competitive advantages that it enjoys, such as economies of scale, customer captivity, and access to scarce resources. The Adviser will also consider a variety of other factors, such as the strength of the issuer’s balance sheet and the quality of its management team.

The Fund will seek to invest in companies that the Adviser believes have high quality management teams, strong balance sheets, and defensible businesses models, however the valuation of the specific investment under consideration is the most important criteria. As a result, the Fund may invest in securities of issuers which do not encompass all or, in some cases, any of the above qualities, if the Adviser believes the security is significantly undervalued and an exceptional margin of safety exists. In general, the lower the quality of the issuer’s business, the higher the margin of safety that is required.

This margin of safety-based approach is common to both equity and debt investments, as the Adviser requires a similar buffer when lending to an issuer through the purchase of its debt securities. In this regard, a margin of safety can be viewed as similar to a “loan-to-value” ratio relative to the underlying business’s intrinsic value. As a result, the assessment of a debt instrument for purchase will require a similar business quality evaluation as described above. In addition, the wherewithal and willingness of the issuer to pay interest and repay principal are key considerations, leading to a focus on cash generation and its historical uses as well as the potential liquidation value of the underlying business.

The “seniority” of the debt instrument relative to other claims on the issuer’s assets and business is also central to investment decisions. The Adviser will, in general, prefer debt instruments that are: directly secured by pledges of collateral; senior to other debt instruments structurally, for instance by being issued at the level of a subsidiary that holds valuable assets; or senior “chronologically” by maturing in advance of significant additional indebtedness. However, the Fund may invest in debt issues where some or all of these characteristics are not present, if the Adviser believes that the security is significantly undervalued and offers exceptional return potential or if a substantial margin of safety exists.

In general, the decision to allocate incremental capital to a security in one asset class versus another is based on a bottom-up assessment of the relative merits of the specific security being considered for investment as opposed to a top-down down view of asset class returns or macroeconomic predictions. Comparing securities across asset classes is a complex and multi-faceted task and the Adviser relies on both quantitative and qualitative assessments to determine which investments, in its opinion, provide the best risk-reward profile and/or render the portfolio more resilient.

The Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund’s 80% Policy is described in the Fund Summary section of this prospectus. For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

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Investment Risks

Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Below is a more detailed discussion of the principal risks outlined in the Fund Summary Section of this Prospectus.

Asset Allocation Risk. The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Equity Securities Risk. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as derivative instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.

Fixed Income Risk. The Fund may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

High Yield (“Junk Bond”) Investments Risk. These securities, also known as “junk bonds”, are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

Foreign Investment Risk (including ADRs). Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control

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regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Emerging and Frontier Market Risk. The Fund invests in equity securities of companies located in emerging market and frontier countries. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, the Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities. A sub-set of emerging markets, frontier markets are less developed than other emerging markets and are the most speculative. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets and may not have a stock market on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries These risks can result in the potential for extreme price volatility..

Currency Risk. A significant portion of the Fund’s assets may be denominated in foreign (non- U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free- floating against the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Derivatives Risk. The Fund may use derivatives (including futures and forward contracts) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value

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exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, the value of commodity-linked ETFs may be affected by changes in overall market movements, commodity index volatility, change in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The prices of commodity-related ETFs may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Commodities Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility, which may cause rapid and substantial changes in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments, as well as the participation in the commodities markets of speculators.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

No Operating History. The Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks

Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Temporary Defensive Positions

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of the Fund, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer

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viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT OF THE FUND

Investment Adviser

J O Hambro Capital Management Limited (“JOHCM” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is organized under the laws of England and Wales and was launched in 1993. The Adviser’s principal place of business is Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y 6QB, United Kingdom. The Adviser is an investment adviser registered with the Securities and Exchange Commission in the U.S. under the Investment Advisers Act of 1940, as amended. As Adviser to the Fund, subject to the Board of Trustees’ supervision, JOHCM continuously reviews, supervises and administers the Fund’s investment program. JOHCM also ensures compliance with the Fund’s investment policies and guidelines. For its services, the Adviser is entitled to a management fee, as set forth below, which is calculated daily and paid monthly based on the average daily net assets of the Fund. As of June 30, 2017, JOHCM had approximately $38 billion in assets under management and advisement.

Under the Fund’s investment advisory agreement, the Adviser receives an annual advisory fee as follows:

Fund	Percentage of Average Daily Net Assets
JOHCM GLOBAL INCOME BUILDER FUND	0.67%

Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement between the Adviser and the Fund and the approval of the Investment Sub-Advisory Agreement between the Adviser and JOHCM (USA) Inc. will be available in the Fund’s first semi-annual report to shareholders for the period ended March 31, 2018.

Investment Sub-Adviser

JOHCM (USA) Inc. (the “Sub-Adviser” or “JOHCM USA”) serves as the investment sub-adviser to the Fund. The Sub-Adviser’s principal place of business is 53 State Street, 13th Floor Boston, MA, 02109. The Sub-Adviser is an investment adviser registered with the Securities and Exchange Commission in the U.S. under the Investment Advisers Act of 1940, as amended. As Sub-Adviser, JOHCM USA makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. For its services, the Sub-Adviser is paid an annual fee by the Adviser of 0.67% as a percentage of average daily net assets.

Portfolio Management

The Fund is managed using a team-based approach. The Fund is managed by one or more investment professionals and may be supported by analysts. The members of the Fund’s management team are listed below.

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Giorgio Caputo

Senior Fund Manager

Giorgio Caputo joined JOHCM USA in August 2017. Giorgio is a Senior Fund Manager and Head of JOHCM’s Multi-Asset Team. Prior to joining JOHCM USA, Giorgio spent seven years as a Portfolio Manager and Investment Analyst at First Eagle Investment Management (“First Eagle”), where he co-managed the First Eagle Global Income Builder Fund. Prior to First Eagle, Giorgio was a Managing Director and Industry Generalist Investment Analyst at JANA Partners LLC, a value and event-driven hedge fund, and an Investment Banking Associate at Credit Suisse First Boston. Before graduate school, he was a Quantitative Analyst and the Interest Rate Trader for the Equity Derivatives Group at Lehman Brothers. He has a BS in Operations Research, with minors in German Literature, Italian Literature and Applied and Computational Mathematics, from Princeton University, as well as an MBA in Finance with Honours from Columbia Business School. Giorgio speaks fluent German and Italian.

Lale Topcuoglu

Senior Fund Manager

Lale Topcuoglu joined JOHCM USA in August 2017. Lale is a Senior Fund Manager and Head of Credit for JOHCM’s Multi-Asset Team. Prior to joining JOHCM, she was the Global Head of Alternative Corporate Credit and the portfolio manager for corporate credit exposures in multi-asset class fixed income and equity commingled Income Builder portfolios at Goldman Sachs Asset Management (“GSAM”). Her previous roles at GSAM included co-head of Global investment Grade and Senior Analyst on the Bank Loan team. She started her career as a sell-side research analyst in 1999 at GSAM, covering Cable, Satellite and Wireless Towers Sectors in both credit and equity research. She was named Managing Director in 2010. Lale earned a BA in Economics and Politics, cum laude, from Mount Holyoke College.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed and ownership of securities of the Fund.

Administrator, Transfer Agent, Custodian and Distributor

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent and Custodian. Foreside Management Services, LLC provides compliance services, financial controls services and business management and governance services for the Fund. Foreside Management Services, LLC is located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. BHIL Distributors, LLC (“Distributor”), distributes shares of the Fund. Distributor is a subsidiary of Foreside Financial Group, LLC, and is located at 3 Canal Plaza, Suite 100, Portland, Maine 04101.

YOUR ACCOUNT

Pricing Your Shares

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.

Calculating the Fund’s NAV

The NAV is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”) /3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.

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A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•	Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866-260-9549 (toll free) or 312-557-5913 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.

Valuing the Fund’s Assets

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund generally uses pricing services to determine the market value of securities. Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.

If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund’s fair value pricing guidelines.

In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third-party pricing service to fair value its international equity securities. Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Foreign markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

How to Purchase Shares

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Fund. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation or partnership. Investment in the Fund by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Fund.

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the close of the NYSE) will be

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effective at that day’s share price. Purchase requests received in good order by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Fund may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Fund’s participation in third-party distribution platforms and in certain other instances at their discretion.

Share Classes

Institutional Shares of the Fund are primarily for institutional investors investing for their own or their customers’ accounts. The minimum initial investment for Institutional Shares is $1,000,000. If you purchase Institutional Shares you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee.

Class I Shares of the Fund are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Class I Shares. If you purchase Class I Shares of the Fund, you will not pay a sales charge at the time of purchase but you will pay a 12b-1 fee not exceeding ten basis points (0.10%) of the Fund’s average daily net assets.

Class II Shares of the Fund are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Class II Shares. If you purchase Class II Shares of the Fund, you will not pay a sales charge at the time of purchase but you will pay a 12b-1 fee not exceeding twenty-five basis points (0.25%) of the Fund’s average daily net assets.

Customer Identification Program: Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents.

If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. Once the Fund is able to verify your identity, your investment will be accepted and processed at the next determined NAV. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

Purchases Through Financial Intermediaries

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus. When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT).

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These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates.

Fund Direct Purchases

You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at 866-260-9549 (toll free) or 312-557-5913 on days the Fund is open for business. You may invest in the following ways:

By Wire

To Open a New Account:

•	Complete a New Account Application and send it to:

JOHCM Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

JOHCM Funds

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60607

•	You must also call 866-260-9549 (toll free) or 312-557-5913 on days the Fund is open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•	Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00pm ET to receive the current day’s NAV.

To Add to an Existing Account:

•	Call 866-260-9549 (toll free) or 312-557-5913 on days the Fund is open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

Northern Trust Account #5201682900

Shareholder Account #JOH1056 (ex. JOH10561234567)

Shareholder Name:

By Directed Reinvestment

Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.

Other Purchase Information

The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If

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your wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and ask prices are available. They are distributed based on a weighted-average pro-rata basis of the Fund’s holdings to the redeeming shareholder. The Fund typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account. The Fund typically expects to hold cash or cash equivalents to meet redemption requests. The Fund also may use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

Redemptions Through a Financial Intermediary

If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

Redeeming Directly from the Fund

If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

By Mail

•	Send a written request to:

JOHCM Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

JOHCM Funds

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60607

•	The redemption request must include:

1.	The number of shares or the dollar amount to be redeemed;

2.	The Fund account number; and

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3.	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) also is required if:

1.	The proceeds are to be sent elsewhere than the address of record, or

2.	The redemption is requested in writing and the amount is greater than $100,000.

By Wire

If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866-260-9549 (toll free) or 312-557-5913 for instructions.

•	The minimum amount that may be redeemed by this method is $250.

By Telephone

Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

Call 866-260-9549 (toll free) or 312-557-5913 to use the telephone privilege.

If your account is already opened and you wish to add the telephone privilege, send a written request to:

JOHCM Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

JOHCM Funds

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60607

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

Neither the Fund, the Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions. The Fund may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

Medallion Signature Guarantee

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.

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An original Medallion Signature Guarantee is required if:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.

If your written request is for redemption greater than $5 million, call 866-260-9549 (toll free) or 312-557-5913 for Medallion Signature Guarantee requirements.

Additional Information About Redemptions

The Fund will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request. However, the Fund may hold proceeds for shares purchased by ACH until the purchase amount has been collected, which may be as long as five (5) business days. For shares recently purchased by check, redemption proceeds may not be available until the check has cleared which may take up to five (5) days for the date of purchase. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000,000 in the case of Institutional Shares, $25,000 in the case of Class I Shares and $2,000 in the case of Class II Shares because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

How to Exchange Shares

You may exchange your shares for the same share class of another JOHCM Fund on any Business Day by contacting the Fund directly by mail or telephone by calling 1-866-260-9549 (toll free) or 312-557-5913. The exchange privilege may be changed or canceled at any time upon 60 days written notice.

You may also exchange your shares of one class of a JOHCM Fund for shares of another class of the same JOHCM Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. The JOHCM Funds do not charge a fee for this privilege.

The JOHCM Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the JOHCM Funds’ judgment, the JOHCM Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. Investors could realize a taxable gain or loss when exchanging shares of one JOHCM Fund for shares of another JOHCM Fund. The JOHCM Funds do not provide tax advice; you should consult your own tax expert. If you are exchanging between accounts that are not registered in the same name, address and taxpayer identification number (TIN), there may be additional requirements.

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The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Market Timing Policy” below.

Market Timing Policy

The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term or efficient portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.

Excessive short-term trading may (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase or exchange orders from that investor, and disclaim responsibility for any consequential losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number or frequency of any future purchases or exchanges and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.

Financial intermediaries may establish omnibus accounts with the Fund through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or redemption. The identity of individual investors ordinarily are not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Distribution Plans

The JOHCM Funds have adopted a plan under Rule 12b-1 that allows shares of all JOHCM Funds to pay

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distribution fees. Fees under the plan will equal 0.10% for Class I shares, and 0.25% for Class II shares. Institutional shares have not adopted a Rule 12b-1 plan. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

DIVIDENDS AND DISTRIBUTIONS

Fund Policy

The Fund intends to declare daily and pay monthly substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The Fund may distribute capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

Any undelivered checks or checks that are not cashed for six months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.

TAXES

Distributions

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax- deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of a Fund’s distributions could vary in any given year.

The Fund will mail to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income

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although certain distributions of qualified income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.

Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.

Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares

Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. For shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

Backup Withholding

By law, you may be subject to backup withholding (currently at a rate of 28%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a US person (including a US resident alien). You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of your distributions or proceeds. You should be aware that the Fund may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Medicare Tax

An additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming or exchanging your shares.

SHAREHOLDER REPORTS AND OTHER INFORMATION

The Fund will send one copy of prospectus and shareholder reports to households containing multiple shareholders

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with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at 866-260-9549 (toll free) or 312- 557-5913 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

FINANCIAL HIGHLIGHTS

Financial information about the Fund is not provided because, as of the date of this prospectus, the Fund has not yet commenced operations.

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Investment Adviser

J O Hambro Capital Management Limited

Ryder Court, Ground Floor

14 Ryder Street

London SW1Y6QB, United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

Investment Company Act #811-22538

To Learn More

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual report to shareholders. The Fund’s annual report contains management’s discussion of market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year.

Call the Fund at 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. You may also visit the Fund on the web at www.johcm.com to obtain free copies of the Fund’s SAI and annual and semi-annual reports. Or, write to the Fund at:

The JOHCM Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

JOHCM GLOBAL INCOME BUILDER FUND

Institutional Shares (TICKER: JOBIX)

Class I Shares (TICKER: JOFIX)

Class II Shares (not currently offered)

A series of ADVISERS INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the JOHCM Global Income Builder Fund (the “Fund”). This SAI should be read in conjunction with the prospectus dated November 30, 2017. A copy of the prospectus can be obtained at no charge by writing to the transfer agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, or by calling 866-260-9549 (toll free) or 312-557-5913. The Fund’s prospectus (“Prospectus”) is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND THE FUND

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 15, 2017. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. The Trust is an open-end investment company. The Trust Agreement permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This Statement of Additional Information relates to the JOHCM Global Income Builder Fund (the “Fund”), a series of the Trust. The investment adviser to the Fund is J O Hambro Capital Management Limited (the “Adviser”).

The Fund is a diversified fund. The Fund offers three classes of shares: Institutional shares, Class I shares and Class II shares. As of the date of this SAI only Institutional shares and Class I shares are available for sale.

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks of the Fund are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights, warrants, income trusts and Master Limited Partnerships (“MLP”). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stocks represent an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the event of issuer liquidation or bankruptcy. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and Master Limited Partnerships units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate. Securities in the Fund’s portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Foreign and Emerging Markets Investments

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, potentially less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

The Fund will also invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The Adviser includes within its definition of an emerging market country, any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); or (iii) listed in World Bank publications as developing.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The Fund may, as part of their principal investment strategy, invest in frontier market countries. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

A sub-set of emerging markets, frontier markets are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries These risks can result in the potential for extreme price volatility.

Participatory Notes. The Fund may also invest in participatory notes. Participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative that generally are traded over-the-counter.

Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. The underlying shares of depositary receipts are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs.

Restricted and Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”) (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Subject to the oversight of the Trust’s Board of Trustees, the Adviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security. A security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust’s Board of Trustees.

Private Investment Funds

The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject to the Fund’s limitations on investments in “illiquid securities,” as described immediately above.

Other Investment Companies

The Fund may invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds (“ETFs”), open-end and closed-end investment companies, real estate investment trusts (see below) and passive foreign investment companies.

ETFs are typically not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Some of the countries in which the Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company, unless the Fund relies on certain rules under the 1940 Act to invest in companies in excess of these limits or has an order from the U.S. Securities and Exchange Commission permitting it to do so. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (REITs)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

The value of real estate securities in general and REITs in particular, will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund, though not invested directly in real estate, still are subject to the risks associated with investing in real estate, which include:

•	possible declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	changes in interest rates

•	environmental problems

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

•	dependency upon management skills

•	limited diversification

•	the risks of financing projects

•	heavy cash flow dependency

•	default by borrowers

•	self-liquidation

•	possibility of failing to maintain exemptions from the Investment Company Act of 1940

•	in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like certificates of deposits, time deposits earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Defaulted Securities

The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims.

The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

U.S. Government Securities

The Fund may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer’s right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

Foreign Currency and Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

Forward Contracts. The Fund may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”) for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. The Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Fund may invest. This may limit the Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by the Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Additional Risk Factors. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Arbitrage Transactions

The Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Litigation and Enforcement Risk

Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

Securities Issued in PIPE Transactions

The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

When-Issued or Delayed-Delivery Securities.

The Fund may purchase securities on a “when-issued” or “delayed delivery” basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or earmarked on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. The Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), commercial mortgage-backed securities (CMBS) and indexes of CMBS (CMBX), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a “net basis”, and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of the Fund’s accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Repurchase Agreements

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least 102% of the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees.

Borrowing

The Fund may borrow money from a bank equal to 33 1/3% of its total assets for cash management or investment purposes. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.

Short Selling

In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Sovereign Obligations

Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Master Limited Partnerships (MLP)

The Fund may invest in limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invest in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis. Some distributions received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would result in higher interest expense. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. To the extent that a MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Options

The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Fund may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Other Derivatives

The Fund also will be subject to counterparty risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the

United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Certain investment strategies of the Fund described above may be deemed to involve the issuance or sale of a senior security by the Fund which require the Fund to enter into offsetting transactions or to segregate assets in amounts that would cover its potential liabilities consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Fund may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Convertible Securities

Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt Securities

Corporate debt securities may include investment grade bonds (defined as Baa3 or higher by Moody’s or BBB- or higher by S&P or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”)) or in unrated bonds that are determined by the Adviser to be of comparable quality at the time of investment. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Municipal Bonds

Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue.

Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Non-Investment-Grade Debt Securities

The Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s) or are determined to be of comparable quality by the Fund’s Advisor. These securities are generally considered to be, on balance, highly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities held by the Fund defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high yield security or the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of Fund Shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase.

Loans

The Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Borrowers”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Fund invests in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

The Fund has direct rights against the Borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Borrower. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Borrower. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Borrower, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and shareholders of the Borrower. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or, (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning Synthetic Letters of Credit. Loans may include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When the Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Borrower.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Borrower of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Borrowers in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that the Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Non-Investment-Grade Debt Securities” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to the Fund.

Collateral and Subordination Risk. With respect to Loans that are secured, the Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Borrower pledge additional collateral. The Fund, however, is subject to the risk that the Borrower may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Borrower to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If a Borrower becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Borrower or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Borrower’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Borrower. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Borrowers. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between the Fund and the Borrower may become insolvent or enter FDIC receivership or bankruptcy.

The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/ or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Borrower are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. Junior Loans that are Bridge Loans generally carry the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. A Borrower’s use of Bridge Loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Borrower’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Borrower. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Borrower. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Borrower’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing the Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Gold and Precious Metals

The Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies and may purchase and sell ETFs and other investments linked to or tracking the performance of commodities.

Initial Public Offerings (“IPOs”)

The Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Regulatory Risk

Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

Fund Operations

Operational Risk. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Information Security Risk. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede security trading, subject the Fund to regulatory fines, financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber-security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.    Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

2.    Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.    Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.    Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.    Commodities. The Fund will not purchase or sell commodities. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities. In addition, the Fund may purchase and sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

6.    Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing or holding non-publicly offered debt instruments in accordance with its investment objectives and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.    Concentration. The Fund will invest no more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.    Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.    Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.    Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.    Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

SHARES OF THE FUND

The Fund offers Institutional, Class I and Class II Shares. Each class has different distribution and service fees. (See “Fees and Expenses” in the Fund’s “Fund Summary,” in the prospectus.)

The Fund has adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, (“Rule 12b-1 Plan) that authorizes the Fund to pay distribution and service fees for the sale of their shares and for services provided to shareholders at an annual rate of ten basis points (0.10%) of the Fund’ average daily net assets attributable to Class I Shares, twenty-five basis points (0.25%) of the Fund’ average daily net assets attributable to Class II Shares.

How to Purchase Shares

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received in good order by the Fund or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received in good order by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day.

Institutional Shares of the Fund are primarily for institutional investors investing for their own or their customers’ accounts and require an initial minimum investment of $1,000,000. If you purchase Institutional Shares of the Fund, you will not pay a sales charge at the time of purchase and you will not pay shareholder servicing fees.

Class I Shares of the Fund are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required. If you purchase Class I Shares of the Fund you will not pay a sales charge at the time of purchase, but you will pay a Rule 12b-1 fee not exceeding ten basis points (0.10%) of the Fund’s’ average daily net assets.

Class II Shares of the Fund are primarily for certain individual investors, and investments made through financial institutions. There is no minimum investment amount required. If you purchase Class II Shares of the Fund you will not pay a sales charge at the time of purchase, but you will pay a Rule 12b-1 fee not exceeding twenty-five basis points (0.25%) of the Fund’s average daily net assets attributable to Class II Shares.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

Additional Purchase and Redemption Information

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV.

Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Trust. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July, 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	14	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July, 2011 to present	President, Vadar Capital LLC, 2008 to present	14

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ July, 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust, 1997 to 2014	14	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.
[2]	The Trust consists of the various series of the Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	14	None

David M. Whitaker[3] Year of Birth: 1971	Trustee	Indefinite/July 2017 to present	President, Foreside Financial Group, LLC 2011 to present.	14	PAF Transportation

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Director of JOHCM (USA) Inc., 2014 to present; Independent Trustee, Manager Directed Portfolios, 2016-present; Independent Trustee, XAI Alternative Registered Trust, 2016 to present; Adviser, Wanzenburg Partners LLC, 2012 to 2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 to 2012	N/A	N/A

Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/ December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Tributary Funds, Inc., 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2012-2015	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present, Director, Beacon Hill Fund Services, Inc. 2009 to 2016	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present, Director, Beacon Hill Fund Services, Inc. 2008 to 2016	N/A	N/A

Dana Gentile Year of Birth: 1962	Vice President & Secretary	Indefinite/ July 2017 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present, Managing Director, Beacon Hill Fund Services, Inc., 2016; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President Citi Fund Services Ohio, Inc., 2007 to 2013, Secretary of Advisers Investment Trust, 2013 to present	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present; Vice President of Advisers Investment Trust, 2012 to 2017	N/A	N/A

Jennifer L. Gorham Year of Birth: 1981	Assistant Secretary	Indefinite/ March, 2017 to present	Director, Foreside Financial Group, LLC, 2016 to present, Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Paralegal, Red Capital Group, LLC, 2011 to 2015	N/A	N/A

[1]	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.
[2]	The Trust consists of the various series of the Trust.
[3]	On July 27, 2017 the Board appointed Mr. Whitaker to the Board of Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of September 30, 2017 in the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Funds within the Trust[2] Overseen by Trustee
D’Ray Moore Rice	None	Over $100,000
Daniel P. Houlihan	None	None
Steven R. Sutermeister	None	$50,001-$100,000
Michael M. Van Buskirk	None	$50,001-$100,000
David M. Whitaker[3]	None	None

[1]	The Fund had not commenced operations as of September 30, 2017.
[2]	The Trust consists of the various series of the Trust.
[3]	On July 27, 2017, the Board appointed Mr. Whitaker to the Board of Trustees.

Trustee Compensation

Trustees who are deemed “interested persons” of the Trust receive no compensation from the Funds. The Trust has no retirement or pension plans. The compensation paid to the Trustees for the fiscal year ending September 30, 2017 for the Trust is set forth in the following table.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Trust[1]
Dina A. Tantra[2]	$0	$0
D’Ray Moore Rice	$0	$65,500
Daniel P. Houlihan	$0	$0
Steven R. Sutermeister	$0	$65,500
Michael M. Van Buskirk	$0	$65,500
David M. Whitaker[3]	$0	$0

[1]	The Trust consists of the various series of the Trust.
[2]	Ms. Tantra resigned from the Board of Trustees on August 11, 2017.

[3]	On July 27, 2017, the Board appointed Mr. Whitaker to the Board of Trustees.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Three of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The Chairman of the Board of Trustees is Michael M. Van Buskirk, who is an independent Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment advisers providing management services to the Fund, as well as quarterly reports from the Chief Compliance Officer and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to the Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure and the structure of its committees annually.

The Trustees have delegated day-to-day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Fund’s CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure and the structure of its committees. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee (the “Committees”).

All of the independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer (“CCO”) and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least two regularly scheduled meetings each fiscal year.

The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees and reviews committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Committee holds at least one regularly scheduled meeting each fiscal year. All of the independent Trustees are members of the Committee.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by Fund Management. The Committees and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

D’Ray Moore Rice has worked for a major service provider to investment managers and mutual funds for over 10 years, including as Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Rice to bring to the Trust a unique perspective on service provider oversight. Ms. Rice’s experience also includes serving as Chairperson and independent trustee for other mutual funds and 10 years of experience in banking and financial services, including retail investment sales and sales management.

Steven R. Sutermeister has over 35 years of experience in the financial services industry (with significant experience in the mutual fund industry), including more than 25 years in management, executive management and board experience at other financial institutions. His experience as the Chief Investment Officer of a life insurance company, Director and President of a mutual fund complex, and Director and Audit Committee Chair of a public bank holding company allows him to bring seasoned perspective, insight, and financial acumen into issues and strategies related to the Trust including regulatory relationships, investment risks, and enterprise risk management.

Michael M. Van Buskirk is the former President and Chief Executive Officer of the Ohio Bankers League, a financial trade association. Prior to joining the Ohio Bankers League, Mr. Van Buskirk was a senior executive of a major financial services company. Mr. Van Buskirk’s experience also includes 25 years of service as an independent trustee for other mutual funds. He has extensive knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates.

Daniel P. Houlihan has more than 26 years’ experience in the investment management industry. Mr. Houlihan is currently the Executive Vice President and North American Head of Northern Trust’s Global Fund Services (GFS) segment, responsible for servicing the firm’s North American asset management clients. Mr. Houlihan joined Northern Trust in 2008 as the Global Head of Product and Strategy for Northern Trust’s Investment Operations Outsourcing business. He also serves as Chairman of the Board of the National Investment Company Service Association (NICSA). Prior to joining Northern Trust, Mr. Houlihan spent 19 years in numerous leadership positions for investment management, technology, and service companies. Among these, he was President of Citisoft, Inc. where he was responsible for executing their strategy for North America.

David M. Whitaker has been President of Foreside Financial Group, LLC since 2011. He previously served as its Chief Operating Officer & Counsel. With 20 years in the financial services industry, Mr. Whitaker oversees all aspects of Foreside’s business, including business and client development and firm strategy.

CODE OF ETHICS

The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of the Code from the Securities and Exchange Commission’s EDGAR web site http://www.sec.gov or by calling the Fund at 866-260-9549 (toll free) or 312-557-5913.

DISTRIBUTION

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to Class I and Class II shares, which permits the Fund to pay for certain distribution and promotion activities related to marketing their shares. Pursuant to the Plan, the Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of ten basis points (0.10%) of the Fund’s average daily net assets attributable to Class I Shares and twenty-five basis points (0.25%) of the Fund’s’ average daily net assets attributable to Class II Shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by the Fund pursuant to the Management Agreement and the Administration Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

The Plan has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

Financial Intermediaries

The Fund may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with BHIL Distributors, LLC (“Distributor”). The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or its affiliates.

The Adviser and its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of the date of this SAI, the Fund had not commenced operations, and, therefore, the officers and trustees of the Trust as a group beneficially owned no shares of any class of the Fund and, as of that date, no person held an interest in the Fund equal to 5% or more of outstanding shares of a class.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

J O Hambro Capital Management Limited (the “Adviser” or “JOHCM”) serves as the investment adviser to the Fund. The Adviser’s principal place of business is Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom. As Adviser, JOHCM makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of June 30, 2017, JOHCM had approximately $38 billion in assets under management and advisement.

Under the terms of the Trust’s management agreement with the Adviser (“Management Agreement”), the Adviser subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for management services, the Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
JOHCM Global Income Builder Fund	0.67%

The Management Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified in the prospectus of the Fund until January 28, 2019. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Management Agreement.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Investment Sub-Adviser

JOHCM (USA) Inc. (the “Sub-Adviser” or “JOHCM USA”), located at 53 State Street, 13th Floor, Boston, MA 02109, serves as the Sub-Adviser to the Fund. For its services to the Fund, JOHCM USA receives a fee from the Adviser, computed and accrued daily and paid monthly at an annual rate of 0.67% of the Fund’s average daily net assets.

The Sub-Adviser is responsible for the investment management of the Fund’s assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion.

The investment advisory services of the Sub-Adviser are not exclusive under the terms of its sub-advisory agreement. The Sub-Adviser is free to render investment advisory services to others. The Sub-Adviser also furnishes to the Boards of Trustees of the Trust, which have overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the relevant Fund.

Portfolio Manager Holdings

Because the Fund had not commenced operations as of the date of this SAI, the Fund’s portfolio managers did not own any equity securities in the Fund as of that date.

Other Portfolio Manager Information

The portfolio managers are also responsible for managing other account portfolios in addition to the Fund.

A portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio managers may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts, the adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for each portfolio manager as of September 30, 2017.

Giorgio Caputo, Senior Fund Manager, JOHCM Global Income Builder Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	0	0	$0	$0

Lale Topcuoglu, Senior Fund Manager, JOHCM Global Income Builder Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	0	0	$0	$0

Portfolio Manager Compensation

The Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a combination of some or all of the following: a base salary, a revenue share, and equity interest in the firm.

Fund Services

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Administrator (“Administrator”) for the Fund and serves as the Fund’s Transfer Agent, Custodian and Fund Accounting Agent. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent and Administrator are paid by the Fund.

Foreside Management Services, LLC, located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230 provides compliance services, financial controls services and business management and governance services for the Fund. Services are provided to the Fund pursuant to written agreement between the Fund and Foreside. The fees are paid by the Fund.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the JOHCM Funds pursuant to a written agreement between the JOHCM Funds and Carne, including providing the Risk Officer to the JOHCM Funds to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The fees are paid by the Funds.

Distributor

BHIL Distributors, LLC (“Distributor”), a subsidiary of Foreside Financial Group, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining the Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2018 in accordance with the requirements of the 1940 Act and the rules thereunder. PricewaterhouseCoopers LLP will perform an annual audit of the Fund’s financial statements and provides audit and tax services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Fund with “best execution.”

In selecting qualified broker-dealers to execute brokerage transactions, the Adviser may consider broker- dealers who provide or procure for the Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Adviser’s clients and accounts under the management of the Adviser and may not benefit directly the Fund. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.

Because the Fund is new, it did not pay any brokerage commissions in the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•	To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the Chief Compliance Officer (the “CCO”) or President of the Trust.

Monthly top ten holdings for the Fund are available on its Fund website (www.johcm.com) 15 calendar days after each month end. In addition to this monthly disclosure, the Fund may also make publically available its portfolio holdings at other dates as may be determined from time to time. To find the top ten holdings and active weightings for the Fund, click on the “JOHCM Fund”, then select the Fund, then click on “+” (expand button) to the right, then select “Asset Allocation”. The same information is also available by calling the Trust at 866-260-9549 (toll free) or 312-557-5913.

A complete listing of quarter end portfolio holdings for the Fund will be available on its Fund website (www.johcm.com) 15 calendar days after each quarter end. To find the quarter end portfolio holdings for the Fund, click on the “JOHCM Fund”, then select the Fund, then click on “+” (expand button) to the right, then select “Fund Material”. The same information is also available by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. The Fund also discloses portfolio holdings quarterly, and in the annual and semi-annual shareholder Reports, as well as in Form N-Q filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.

The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and its agents, and prospective or newly hired investment advisers or sub- advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund and its service providers are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Trust’s CCO or President. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s service providers contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holdings and the duty not to trade on the non- public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of the Fund is determined at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”) except for the following days on which the share price of the Fund is not calculated: Saturdays and Sundays; U.S. national holidays including New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm ET, each business day on which the share price of the Fund is calculated (as defined in the Fund’s prospectus).

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies.

Fixed-income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

In the event an approved pricing service is unable to provide a readily available quotation, the security may be priced by an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Fund’s Fair Value Committee (“FVC”).

Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the FVC using procedures approved by the Board of Trustees.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees (the “Board”).

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of their net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persons that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code. Shareholders that are non-U.S. persons, IRAs or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in the Fund.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non- corporate shareholder receiving the distribution meets certain holding period and other requirements.

Distributions of taxable net investment income (including qualified dividend income) may be subject to an additional 3.8% Medicare tax as discussed below.

Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20% and may be subject to an additional 3.8% Medicare tax as discussed below. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of the Fund may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation.

Should additional series, or funds, be created by the Trustees, the Fund would be treated as a separate tax entity for federal tax purposes.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2015 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2017. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

For federal income tax purposes, the Fund is permitted to carry forward net long-term and short-term capital losses realized in a taxable year to offset its own capital gains, if any, in years following the year of the loss.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

MORE INFORMATION. The Adviser’s proxy voting policies and procedures are attached as Appendix A. Since the Fund has not commenced operations, there have been no proxy votes. In the future, information about how the Fund votes proxies relating to portfolio securities for each 12 month period ending June 30th will be available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Fund’s audited financial statements will be incorporated by reference herein after each September 30 fiscal year end once the Fund commences operations.

APPENDIX A

J O Hambro Capital Management Limited

JOHCM (USA) Inc.

Proxy Voting Policy and Procedures

JOHCM may have the authority from time to time to vote the proxies of its clients. We consider it to be of paramount importance when assessing proxy voting responsibilities on behalf of its Funds and separate client accounts to recognize the fiduciary responsibility we assume in acting as investment manager. In all cases we exercise our proxy voting obligations with a view of enhancing clients’ long term investment values. We believe that this long term value is enhanced by good corporate governance at underlying portfolio companies.

JOHCM has established procedures to ensure that all proxies that are received are properly distributed and voted in a timely manner. Custodian platforms are reviewed by our Operations team on a daily basis and they then provide relevant fund managers with details of upcoming votes requesting a voting decision by the relevant deadline.

JOHCM has engaged Risk Metrics Voting Services and Risk Metrics Proxy Advisory Services to facilitate our voting and engagement activities. Our fund managers review all Annual General Meeting (AGM) and Extraordinary General Meeting (EGM) agendas prior to voting. Where Risk Metrics’ research highlights issues which do not represent best practice, JOHCM’s Investment Director will discuss the issues with the relevant fund manager before agreeing a course of action.

Further, our fund managers often pursue specific issues directly with company management and will escalate governance and strategy concerns with the Senior Independent Director or company Chairman when shareholder value and shareholders’ rights are being infringed, using the UK Corporate Governance Code as their guide and applying the same principles to non-UK holdings.

Our fund managers act with other investors where appropriate.

Where Risk Metrics’ research indicates that company proposals do not contravene international governance best practice, we vote with management.

Should a conflict of interest arise between the Investment Adviser’s interests and those of a client, JOHCM will arrange a discussion with such client to review the proxy voting materials and the conflict and will obtain the client’s consent before voting. If the Investment Adviser is not able to obtain the client’s consent, JOHCM shall take reasonable steps to ensure and must be able to demonstrate that those steps resulted in a decision to vote the proxies in the best interests of the client.

Once the proxy has been voted, it will be recorded and sorted. These records will contain the proxy statements received on behalf of the client, any documents prepared by the fund manager that were material to making a decision on how to vote or that memorialized the basis for the decision and records of the client’s request for proxy voting information and any written response. All proxy records shall be maintained for a minimum period of 5 years.

Existing and prospective clients may obtain a copy of these Proxy Voting Guidelines by contacting J O Hambro Capital Management Limited., Compliance Department, Ryder Court, 14 Ryder Street, London, United Kingdom, SW1Y 6QB. Existing clients may obtain a record of their actual proxy votes by contacting J O Hambro Capital Management Limited., Compliance Department, Ryder Court, 14 Ryder Street, London, United Kingdom, SW1Y 6QB as well.

A-1

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a)	Articles of Incorporation.

(i)	Amended and Restated Agreement and Declaration of Trust dated June 15, 2017, which was filed as an Exhibit to Registrant’s Amendment No. 58 dated August 7, 2017, is hereby incorporated by reference.

(ii)	Certificate of Conversion, which was filed as an Exhibit to Registrant’s Amendment No. 58 dated August 7, 2017, is hereby incorporated by reference.

(b)	By-Laws.

(i)	Registrant’s Amended By-Laws, which was filed as an Exhibit to Registrant’s Amendment No. 58 dated August 7, 2017, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d)	Investment Advisory Contracts.

(i)	Amended and Restated Investment Advisory Agreement between Registrant and J O Hambro Capital Management Limited, which is filed herewith.

(ii)	First Amended Schedule A to the Amended and Restated Investment Advisory Agreement, which is filed herewith

(iii)	Amended and Restated Investment Sub-Advisory Agreement between J O Hambro Capital Management Limited and JOHCM (USA) Inc., with respect to JOHCM Global Income Builder Fund, JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund, which is filed herewith.

(iv)	First Amended Schedule A to the Amended and Restated Investment Sub-Advisory Agreement, which is filed herewith.

(e)	Underwriting Contracts and Form of Distribution Agreement.

(i)	Distribution Agreement between Registrant, on behalf of the funds advised by J O Hambro Capital Management Limited and BHIL Distributors, LLC, dated July 31, 2016 which was filed as an Exhibit to Registrant’s Amendment No. 48 dated September 15, 2016, is hereby incorporated by reference.

(ii)	First Amendment to Distribution Agreement dated March 31, 2017, which is filed herewith.

(iii)	First Amended Exhibit A to the Distribution Agreement, which is filed herewith.

(iv)	Novation of Distribution Agreement between Registrant, on behalf of the funds advised by J O Hambro Capital Management Limited and BHIL Distributors, LLC, which is filed herewith.

(v)	Distribution Services Agreement between J O Hambro Capital Management Limited and BHIL Distributors, LLC, dated July 31, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 48 dated September 15, 2016, is hereby incorporated by reference.

(vi)	Form of Dealer’s Agreement, which was filed as an Exhibit to Registrant’s Amendment No. 48 dated September 15, 2016, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodial Agreement.

(i)	Amended and Restated Custody Agreement between Registrant, on behalf of the JOHCM Funds, and The Northern Trust Company dated March 31, 2017, which is filed herewith.

(ii)	Amendment to the Amended and Restated Custody Agreement and Amended Schedule B to the Amended and Restated Custody Agreement, which is filed herewith.

(h)	Other Material Contracts.

(i)	Amended and Restated Transfer Agency and Service Agreement between the Registrant, on behalf of the JOHCM Funds, and The Northern Trust Company dated December 14, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 51 dated January 28, 2017, is hereby incorporated by reference.

(ii)	Amendment to Amended and Restated Transfer Agency and Service Agreement dated March 31, 2017, which is filed herewith.

(iii)	Amendment to Amended and Restated Transfer Agency and Service Agreement dated September 19, 2017, which is filed herewith.

(iv)	Amended and Restated Services Agreement for Trust and Regulatory Governance between Registrant, on behalf of the JOHCM Funds, and Foreside Management Services, LLC, dated March 31, 2017, which is filed herewith.

(v)	First Amended Schedule A to the Amended and Restated Services Agreement, which is filed herewith.

(vi)	Expense Limitation Agreement between Registrant and J O Hambro Capital Management Limited, on behalf of the JOHCM Funds, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 1 under the Securities Act of 1933 on Form N-14 dated November 22, 2013, is hereby incorporated by reference.

(vii)	Fourth Amended Schedule A to the Expense Limitation Agreement between Registrant and J O Hambro Capital Management Limited, on behalf of the JOHCM Funds, dated September 19, 2017, which is filed herewith.

(viii)	First Amendment to the Expense Limitation Agreement between Registrant and J O Hambro Capital Management Limited, on behalf of the JOHCM Funds, dated March 31, 2017, which is filed herewith.

(ix)	Amended and Restated Fund Administration and Accounting Services Agreement between Registrant on behalf of the JOHCM Funds, and The Northern Trust Company dated December 14, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 51 dated January 28, 2017, is hereby incorporated by reference.

(x)	Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated March 31, 2017, which is filed herewith.

(xi)	Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated September 19, 2017, which is filed herewith.

(xii)	Amended and Restated Fund Risk Management and Oversight Services Agreement between Registrant and Carne Global Financial Services (US) LLC, on behalf of the JOHCM Funds, dated March 31, 2017, which is filed herewith.

(xiii)	First Amended Schedule A to the Amended and Restated Fund Risk Management and Oversight Services Agreement, which is filed herewith.

(i)	Legal Opinion and Consent.

(i)	Legal Opinion of Thompson Hine LLP, which is filed herewith.

(j)	Other Opinions.

(i)	Auditor’s Consent. None

k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements.

(i)	Subscription Agreement between the Trust and the Initial Investor, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1 dated September 7, 2011, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan:

(i)	Amended Plan of Distribution Pursuant to Rule 12b-1 dated June 18, 2015, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 41 dated January 28, 2016, is hereby incorporated by reference.

(ii)	Amended Exhibit A to the Amended Plan of Distribution Pursuant to Rule 12b-1 dated June 16, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 48 dated September 15, 2016, is hereby incorporated by reference.

(iii)	Amended Exhibit A to the Amended Plan of Distribution Pursuant to Rule 12b-1, which is filed herewith.

(n)	Rule 18f-3 Plan:

(i)	Amended Multiple Class Plan Pursuant to Rule 18f-3, dated June 16, 2016 which was filed as an Exhibit to Registrant’s Amendment No. 48 dated September 15, 2016, is hereby incorporated by reference.

(ii)	Amended Multiple Class Plan Pursuant to Rule 18f-3, which is filed herewith.

(o)	Reserved.

(p)	Code of Ethics.

(i)	Code of Ethics of the Registrant. Amended Registrant’s Code of Ethics dated June 10, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 22, dated August 11, 2014, is hereby incorporated by reference.

(ii)	Code of Ethics of the Adviser. JO Hambro Capital Management Limited Code of Ethics, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1 under the Securities Act of 1933 on Form N-14 dated August 30, 2013, is hereby incorporated by reference.

(iii)	Code of Ethics of the Distributor. Foreside Financial Group, LLC (parent company of BHIL Distributors, LLC) Code of Ethics, which was filed as an Exhibit to Registrant’s Amendment No. 48 dated September 15, 2016, is hereby incorporated by reference.

(q)	Powers of Attorney.

(i)	Powers of Attorney, which are filed herewith.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers’ liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

J O Hambro Capital Management Limited, Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom, is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-69614. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

JOHCM (USA) Inc., 53 State Street, 13th Floor, Boston, MA 02109, is registered as an investment adviser and is a wholly owned subsidiary of J O Hambro Capital Management Limited. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-78083. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter.

BHIL Distributors, LLC (the “Underwriter”), located at 3 Canal Plaza, Suite 100, Portland, ME 04101, is underwriter and distributor for the Registrant. As such, the Underwriter offers shares of the Funds only upon orders received therefor. The Funds continuously offer shares. The Underwriter is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Underwriter is a wholly-owned subsidiary of Foreside Financial Group, LLC.

(a) Underwriter also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant:

AAMA Equity Fund, Series of Asset Management Fund

AAMA Income Fund, Series of Asset Management Fund

Advisers Investment Trust

The Boston Trust & Walden Funds

Cook & Bynum Funds Trust

Diamond Hill Funds

(b) The Directors and Officers of the Underwriter are as follows:

Name	Address	Position with the Distributor	Position and Offices with Registrant
Richard J. Berthy	3 Canal Plaza, Suite 100 Portland, Maine 04101	President, Treasurer and Manager	None

Jennifer K. DiValerio	400 Berwyn Park 899 Cassatt Road, Suite 110 Berwyn, Pennsylvania 19312	Vice President	None

Mark A. Fairbanks	3 Canal Plaza, Suite 100 Portland, Maine 04101	Vice President	None

Jennifer E. Hoopes	3 Canal Plaza, Suite 100 Portland, Maine 04101	Secretary	None

Susan K. Moscaritolo	400 Berwyn Park 899 Cassatt Road, Suite 110 Berwyn, Pennsylvania 19312	Vice President and Chief Compliance Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant, located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, and/or by the Registrant’s transfer agent, fund accounting agent and custodian, The Northern Trust Company, 50 LaSalle St., Chicago, IL 60603; the Registrant’s legal administration service provider, Foreside Management Services, LLC, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230; the Registrant’s distributor, BHIL Distributors, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101; J O Hambro Capital Management Limited, Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom for certain records of the JOHCM Funds; and JOHCM (USA) Inc., 53 State Street, 13th Floor, Boston, MA 02109 for certain records of the JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None

The Registrant undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 19th day of October, 2017.

Advisers Investment Trust

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Barbara J. Nelligan Barbara J. Nelligan	President (Principal Executive Officer)	October 19, 2017

Daniel P. Houlihan Daniel P. Houlihan*	Trustee	October 19, 2017

D’Ray Moore Rice D’Ray Moore Rice*	Trustee	October 19, 2017

Steven R. Sutermeister Steven R. Sutermeister*	Trustee	October 19, 2017

Michael M. Van Buskirk Michael M. Van Buskirk*	Trustee	October 19, 2017

David M. Whitaker David M. Whitaker*	Trustee	October 19, 2017

/s/ Troy A. Sheets Troy A. Sheets	Treasurer (Principal Financial Officer)	October 19, 2017

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan *Attorney-in-Fact

*	Pursuant to Powers of Attorney filed herewith

Exhibit Index

1	(d)(i)	Amended and Restated Investment Advisory Agreement between Registrant and J O Hambro Capital Management Limited

2	(d)(ii)	First Amended Schedule A to the Amended and Restated Investment Advisory Agreement

3	(d)(iii)	Amended and Restated Investment Sub-Advisory Agreement between J O Hambro Capital Management Limited and JOHCM (USA) Inc., with respect to JOHCM Global Income Builder Fund, JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund

4	(d)(iv)	First Amended Schedule A to the Amended and Restated Investment Sub-Advisory Agreement

5	(e)(ii)	First Amendment to Distribution Agreement dated March 31, 2017

6	(e)(iii)	First Amended Exhibit A to the Distribution Agreement

7	(e)(iv)	Novation of Distribution Agreement between Registrant, on behalf of the funds advised by J O Hambro Capital Management Limited and BHIL Distributors, LLC

8	(g)(i)	Amended and Restated Custody Agreement between Registrant, on behalf of the JOHCM Funds, and The Northern Trust Company dated March 31, 2017

9	(g)(ii)	Amendment to the Amended and Restated Custody Agreement and Amended Schedule B to the Amended and Restated Custody Agreement

10	(h)(ii)	Amendment to Amended and Restated Transfer Agency and Service Agreement dated March 31, 2017

11	(h)(iii)	Amendment to Amended and Restated Transfer Agency and Service Agreement dated September 19, 2017

12	(h)(iv)	Amended and Restated Services Agreement for Trust and Regulatory Governance between Registrant, on behalf of the JOHCM Funds, and Foreside Management Services, LLC, dated March 31, 2017

13	(h)(v)	First Amended Schedule A to the Amended and Restated Services Agreement

14	(h)(vii)	Fourth Amended Schedule A to the Expense Limitation Agreement between Registrant and J O Hambro Capital Management Limited, on behalf of the JOHCM Funds, dated September 19, 2017

15	(h)(viii)	First Amendment to the Expense Limitation Agreement between Registrant and J O Hambro Capital Management Limited, on behalf of the JOHCM Funds, dated March, 2017

16	(h)(x)	Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated March 31, 2017

17	(h)(xi)	Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated September 19, 2017

18	(h)(xii)	Amended and Restated Fund Risk Management and Oversight Services Agreement between Registrant and Carne Global Financial Services (US) LLC, on behalf of the JOHCM Funds, dated March 31, 2017

19	(h)(xiii)	First Amended Schedule A to the Amended and Restated Fund Risk Management and Oversight Services Agreement

20	(i)(i)	Legal Opinion of Thompson Hine LLP

21	(m)(iii)	Amended Exhibit A to the Amended Plan of Distribution Pursuant to Rule 12b-1

22	(n)(ii)	Amended Multiple Class Plan Pursuant to Rule 18f-3

23	(q)(i)	Powers of Attorney